Supplement Dated June 20, 2018
To The Prospectus Dated April 30, 2018

JNL® Series Trust

Please note that the below change applies to the fund underlying your variable annuity and/or variable life product(s).

Effective August 13, 2018, the JNL/PPM America Small Cap Value Fund will be closed to new and existing investors and will no longer available as an Underlying Fund.

Distributions of dividends and realized capital gains will continue to automatically be reinvested in additional shares.

For additional information, please see the Supplement dated June 20, 2018 to your product prospectus.

This Supplement is dated June 20, 2018.